UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2006

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (212) 975-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.    Other Events

Item 8.01    Other Events.

On May 22, 2006, CBS Corporation announced that it has reached agreement to sell its Paramount Parks operation to Cedar Fair, L.P. for $1.24 billion in cash. The transaction is subject to customary conditions, including regulatory and other approvals, and is expected to close during the third quarter.

Section 9    Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.    The following Exhibit is filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit
99	Press release of the Company, dated May 22, 2006, announcing that it has reached agreement to sell Paramount Parks to Cedar Fair, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION (Registrant)
By: /s/ Louis J. Briskman
Name: Louis J. Briskman Title: Executive Vice President and General Counsel

Date: May 22, 2006

Exhibit Index

Exhibit Number	Description of Exhibit
99	Press release of the Company, dated May 22, 2006, announcing that it has reached agreement to sell Paramount Parks to Cedar Fair, L.P.